Execution Copy


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made and entered into as of November 13, 2006, by and between TOWER GROUP, INC., a Delaware corporation (the "Company"), and CASTLEPOINT REINSURANCE COMPANY, LTD, a Bermuda corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale and issuance of up to an aggregate of 40,000 shares of its Series A Preferred Stock (the "Shares") to the Purchaser; and

     WHEREAS, the Purchaser desires to purchase the Shares and the Company desires to issue and sell the Shares to the Purchaser on the terms and conditions set forth herein;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS.

     For all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Article 1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "8-K Filing" has the meaning ascribed to such term in Section 6.3.

     "2005 Annual Report" has the meaning ascribed to such term in Section
4.6(a).

     "Action" means any legal, administrative, arbitration or other similar suit, inquiry, notice of violation, investigation, proceeding, claim, or action.

     "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

     "Agreement" has the meaning ascribed to such term in the Recitals.

     "Applicable Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, decree, directive, principle of common law or interpretation of any of the foregoing by a Governmental Authority applicable to a Person or any such Person's subsidiaries, properties, assets, officers, directors, employees or agents.

     "Bylaws" has the meaning ascribed to such term in Section 4.4.

     "Certificate of Designations" has the meaning ascribed to such term in
Section 2.1.

     "Certificate of Incorporation" has the meaning ascribed to such term in
Section 2.1.

     "Closing" has the meaning ascribed to such term in Section 3.1.

     "Closing Date" has the meaning ascribed to such term in Section 3.1.

     "Common Stock" has the meaning ascribed to such term in Section 2.1.

     "Contracts" shall mean all written agreements, contracts, commitments and undertakings, indentures, notes, bonds, loans, instruments, treaties, leases, mortgages and other binding arrangements.

     "Conversion Shares" has the meaning ascribed to such term in Section 2.1.

     "Disclosure Schedule" has the meaning ascribed to such term in the preamble to Article 4.

     "Domiciliary Regulators" means the Governmental Authorities responsible for regulating insurance companies in the Insurance Companies' respective states of domicile.

     "DTC" has the meaning ascribed to such term in Section 7.1.

     "DTC Transfer Conditions" has the meaning ascribed to such term in Section 7.1.

     "Encumbrance" means any lien, pledge, security interest, easement or encumbrance of any kind or nature whatsoever, and any agreement to give or grant or permit any of the foregoing; provided that this definition of "Encumbrance" shall not include: (i) liens for current Taxes and assessments not yet due and payable, including, without limitation, liens for non-delinquent ad valorem Taxes, non-delinquent statutory liens arising other than by reason of any default on the part of the Company or the Subsidiaries and liens for Taxes being contested by the Company in good faith, (ii) such liens, minor imperfections of title or easements on real property, leasehold estates or personal property as do not in any material respect detract from the value thereof and do not in any material respect interfere with the present use of the property subject thereto,
(iii) materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like liens arising in the ordinary course of business or relating to any construction, rebuilding or repair of any property leased, so long as the obligations to which such liens relate are not delinquent and also so long as any such lien does not materially impair the value of such leased property, (iv) any such lien, pledge, security interest, easement or encumbrance arising solely as a result of any action taken by Purchaser or any of its Affiliates and (v) any limitation or restriction imposed upon the transfer of the Securities by any registration provision of the Securities Act of 1933, as amended, or any applicable state securities law regulating the disposition of the Securities.

     "Exchange Act" has the meaning ascribed to such term in Section 4.6.

     "GAAP" has the meaning ascribed to such term in Section 4.6.

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     "Global Select Market" has the meaning ascribed to such term in Section
4.13.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any self-regulatory agency, commissioner or authority.

     "Indemnities" has the meaning ascribed to such term in Section 9.11.

     "Indemnified Liabilities" has the meaning ascribed to such term in Section 9.11.

     "Insurance Company" means any Subsidiary that is engaged in the business of issuing insurance policies.

     "Insurance Contract" means any insurance policy, annuity contract, or guaranteed investment contract entered into with a customer whether directly or by reinsurance.

     "Investigation" means any governmental or regulatory investigation.

     "Lock-Up Period" has the meaning ascribed to such term in Section 7.5.

     "Material Adverse Effect" has the meaning ascribed to such term in Section 4.1.

     "Non-Domiciliary Regulators" means the Governmental Authorities responsible for regulating insurance companies outside of the Insurance Companies' respective states of domicile.

     "Permits" means all licenses, permits, orders, consents, approvals, registrations, authorizations, qualifications and filings with and under all Applicable Laws and Governmental Authorities and all industry or other non-governmental self-regulatory organizations.

     "Person" means any individual, corporation, company, partnership (limited or general), joint venture, limited liability company, association, trust, a government, any department or agency thereof or any other entity.

     "Press Release" has the meaning ascribed to such term in Section 6.3.

     "Purchaser" has the meaning ascribed to such term in the Recitals.

     "Registration Rights Agreement" has the meaning ascribed to such term in
Section 3.2.

     "Regulation D" has the meaning ascribed to such term in the Recitals.

     "Required Minimum" means, as of any date, 125% of the maximum aggregate number of shares of Common Stock then issuable in the future pursuant to the Transaction Documents, including any Conversion Shares issuable upon the

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exchange of all Shares, ignoring any exchange, conversion or exercise limits set forth therein, determined on the basis of the Exchange Rate (as defined in the Certificate of Designation), in each case as in effect on the Trading Day immediately prior to the date of determination.

     "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     "SEC" has the meaning ascribed to such term in Section 4.3(b).

     "SEC Reports" has the meaning ascribed to such term in Section 4.6.

     "Securities Act" has the meaning ascribed to such term in Section 4.6.

     "Security" and "Securities" have the meaning ascribed to such terms in
Section 2.1.

     "Select SEC Reports" has the meaning ascribed to such term in Section 4.6.

     "Shares" has the meaning ascribed to such term in the Recitals.

     "Subsidiaries" has the meaning ascribed to such term in Section 4.1.

     "Tax" means (i) all federal, state, local and foreign taxes, charges, fees, imposts, levies and other assessments, including, without limitation, all income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, all taxes which are required to be withheld, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax and additional amounts imposed by any Taxing Authority in connection with any item described in clause (i), and (iii) any transferee liability in respect of any items described in clauses (i) or (ii) payable by reason of contract, assumption, transferee liability, operation of law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under law) or otherwise.

     "Taxing Authority" means the Internal Revenue Service or any other Governmental Authority responsible for the administration of any Tax.

     "Trading Day" means a day on which the Common Stock is traded on the Global Select Market.

     "Transaction Documents" has the meaning ascribed to such term in Section
3.2.


     2. AGREEMENT TO SELL AND PURCHASE.

          2.1 Authorization of Shares. The Company has authorized (a) the sale and issuance to Purchaser of the Shares and (b) the issuance of such shares of its common stock, par value $0.01 per share (the "Common Stock") to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares are collectively

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referenced herein as the "Securities" and each of them may individually be referred to herein as a "Security." The Securities have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") and the Certificate of Designations of the Series A Preferred Stock attached hereto as Exhibit A (the "Certificate of Designations").

          2.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Shares. The purchase price to be paid by the Purchaser to the Company for the Shares to be sold and purchased hereunder shall be $40,000,000.

     3. CLOSING, DELIVERY AND PAYMENT.

          3.1 Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Article 8 hereof, the closing of the sale and purchase of the Shares (the "Closing") shall take place at 10:00 a.m., New York City time, on December 4, 2006, at the offices of the Company, 120 Broadway, New York, New York 10271 or at such other time or place as the Company and the Purchaser shall mutually agree (such date is hereinafter referred to as the "Closing Date").

          3.2 Delivery. At the Closing, subject to the terms and conditions hereof, (i) the Company will deliver to the Purchaser a certificate representing the Shares, against payment by the Purchaser of the purchase price therefor by check or wire transfer made payable to the order of the Company and (ii) the Company and the Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"). This Agreement, the Registration Rights Agreement and the Certificate of Designations are collectively referred to herein as the "Transaction Documents."

          3.3 Placement Fee. The Company shall pay to the Purchaser a placement fee equal to $400,000. Such amount shall be deducted from the purchase price payable pursuant to Section 2.2.

          3.4 Fees and Expenses. Subject to Section 3.3 or as otherwise set forth herein or the Registration Rights Agreement, the Company and the Purchaser shall each be responsible for the fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth under the corresponding section of the disclosure schedule delivered to the Purchaser concurrently herewith (the "Disclosure Schedule"), the Company hereby represents and warrants as of the date hereof to Purchaser as follows:

          4.1 Organization, Good Standing and Qualification. The Company and each of its direct and indirect subsidiaries (collectively, the "Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in

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

which it is incorporated, and has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have or reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the legality, validity or enforceability any of the Transaction Documents or the Securities, (ii) the ability of the Company to perform on a timely basis its obligations under this Agreement or any of the other Transaction Documents or
(iii) the business, operations, assets, properties, prospects, reputation, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

          4.2 Authorization; Binding Obligations. (i) The Company has the requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents, to issue and sell the Securities in accordance with the terms thereof and to carry out the provisions of this Agreement and the other Transaction Documents, and (ii) all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and each of the other Transaction Documents, the performance of all obligations of the Company hereunder and thereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate of Incorporation and the Certificate of Designations has been taken. Assuming that this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Purchaser and constitute valid and binding obligations of the Purchaser, this Agreement is, and the other Transaction Documents will be at the Closing, valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and
(c) to the extent that the enforceability of the indemnification provisions in the Registration Rights Agreement may be limited by Applicable Law.

          4.3 Capitalization; Voting Rights.

          (a) The authorized capital stock of the Company consists of 40 million shares of Common Stock and two million shares of preferred stock, par value $0.01 per share ("Preferred Stock"), of which 40,000 shares are (or upon filing of the Certificate of Designation, will be) designated as Series A Preferred Stock. As of November 1, 2006, 19,982,038 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

          (b) Except as provided in the Company's filings with the United States Securities and Exchange Commission (the "SEC"), and except for the Securities, there are no outstanding options, warrants, scrip, rights (including conversion, anti-dilution or preemptive rights and rights of first refusal or similar rights), or contracts, commitments, understandings or agreements of any kind by which the Company or any of its Subsidiaries is or

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

may become bound to issue any of its securities, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated.

          (c) All issued and outstanding shares of capital stock of the Company
(i) have been duly authorized and validly issued and are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

          (d) The Company does not have any shareholder rights plan, "poison pill" or other anti-takeover plans or similar arrangements.

          (e) Except as set forth in the Company's filings with the SEC, there are no proxy, stockholder agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          (f) The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law) to receive dividends and distributions on, all shares of capital stock of its Subsidiaries as owned by the Company or any such Subsidiary.

          (g) The rights, preferences, privileges and restrictions of the Securities are as stated in the Certificate of Incorporation and the Certificate of Designations. The Securities are duly authorized and when issued in compliance with the provisions of this Agreement, the Certificate of Designations and the Certificate of Incorporation, (i) the Securities will be validly issued, fully paid and non-assessable, and will be free of any liens, taxes, claims or other Encumbrances and (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under the Registration Rights Agreement, state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Conversion Shares at least equal to the Required Minimum on the date hereof.

          4.4 Compliance with Other Instruments; Absence of Conflicts. Neither the Company nor any of its Subsidiaries is in violation or default of, and the execution, delivery, and performance of and compliance with this Agreement and the other Transaction Documents by the Company, and, assuming the accuracy of the warranties and representations of the Purchaser herein, the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate of Incorporation and the Certificate of Designations, will not, with or without the passage of time or giving of notice, result in any violation of, or be in conflict with or constitute a default under, (i) any term of the Certificate of Incorporation or the Company's bylaws as in effect on the date hereof (the "Bylaws") or the Subsidiaries' organizational documents, (ii) any provision of any Contract to which the Company or any of its Subsidiaries is party or by which it or any of them or any of its or their respective properties is bound or affected, or (iii) any Applicable Law to which the Company or any of its Subsidiaries is subject

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(including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, other than, in the case of clauses (ii) and (iii), any such violation, default, conflict that would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery, and performance by the Company of and compliance by the Company with this Agreement and the other Transaction Documents, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate of Incorporation and the Certificate of Designations, will not, with or without the passage of time or giving of notice, result in the creation of any Encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any Permit applicable to the Company or any of its Subsidiaries or any of its or their assets or properties, other than any such Encumbrances, charges, suspensions, revocations, impairments, forfeitures or nonrenewals that would not, individually or in the aggregate, have a Material Adverse Effect.

          4.5 Consents. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by the Company and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement or the issuance of the Shares or the Conversion Shares, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.

          4.6 SEC Reports; Financial Statements. The Company has filed in a timely manner (within applicable extension periods) all documents that the Company was required to file with the SEC under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), preceding the date of this Agreement (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the "SEC Reports"). The SEC Reports complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Section 4.6 of the Disclosure Schedule, none of the statements made in any such SEC Reports is, or has been, required to be amended or updated under Applicable Law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the

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Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the most recent financial statements of the Company included in the Select SEC Reports, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) liabilities incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. For purposes of this Agreement, "Select SEC Reports" means the Company's (A) Proxy Statement for its 2006 Annual Meeting, (B) Annual Report on Form 10-K/A for the fiscal year ended December 31, 2005 (the "2005 Annual Report"), (C) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and (D) Current Reports on Form 8-K filed since September 30, 2006.

          4.7 Absence of Certain Changes; No Material Adverse Effect. Except as set forth in the Select SEC Reports, since December 31, 2005, there has been no event or occurrence which has had or would reasonably be expected to have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

          4.8 Filings. Except as set forth in the Select SEC Reports or in
Section 4.8 of the Disclosure Schedule, since January 1, 2004, (i) the Company and the Subsidiaries have filed all material reports, statements, documents, registrations, filings and submissions required to be filed with any Governmental Authority, and all such reports, statements, documents, registrations, filing and submissions complied in all material respects with Applicable Law in effect when filed, and (ii) no material deficiencies have been asserted in writing by, nor have any material comments been received from, nor any material penalties imposed by, any such Governmental Authorities with respect to such reports, statements, documents, registrations, filings or submissions.

          4.9 Permits. The Company and its Subsidiaries have all Permits in each of the jurisdictions in which the Company and the Subsidiaries conduct or operate their respective businesses as now being conducted, and all such Permits are in full force and effect, with such exceptions which singularly and in the aggregate have not and would not reasonably be expected to have a Material Adverse Effect, and the Company believes it or its Subsidiaries can obtain, without undue burden or expense, any similar authority for the conduct of their respective businesses as planned to be conducted. The Company and the Subsidiaries are, and at all times since January 1, 2004 have been, in compliance in all material respects with the terms of the Permits. No event has occurred or circumstance exists that (with or without the giving of notice or lapse of time or both) (1) constitutes or would reasonably be expected to result in, directly or indirectly, a violation of, or a failure to comply with any Permit, or (2) has resulted or would reasonably be expected to result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Permit, except for such violations or failures to comply or revocations, withdrawals, suspensions, cancellations,

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terminations or modifications that would not reasonably be expected to have a
Material Adverse Effect. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not result in any revocation, cancellation, suspension or nonrenewal of any such material Permit.

          4.10 Litigation.

          (a) Except as disclosed in the Select SEC Reports and other than Actions arising in the ordinary course of business from or related to the obligations of the Company under any Insurance Contract or similar contract written, assumed or reinsured by the Company, there are no pending or, to the knowledge of the Company, threatened Actions against and to the knowledge of the Company, no pending or threatened Investigations of, the Company, any Subsidiary or any of their properties or assets challenging the validity or propriety of, or that have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by this Agreement or the other Transaction Documents.

          (b) As of the date of this Agreement, there are no pending Actions or, to the knowledge of the Company, threatened material Actions against, and to the knowledge of the Company, no pending or threatened Investigations of, any current or former officer or director of any of the Company or the Subsidiaries in his or her capacity as an officer or director of any of the Company or the Subsidiaries.

          4.11 Registration Rights. Except as required pursuant to the Registration Rights Agreement and except as disclosed in the SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act, any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

          4.12 Broker's Fees. No agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company is or will be entitled to any fee or commission from the Purchaser directly or indirectly in connection with the transactions contemplated herein.

          4.13 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Common Stock is currently listed for trading on the Nasdaq Global Select Market (the "Global Select Market"). The Company has not received notice from the Global Select Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Global Select Market. The Company is, and has no reason to believe that it will not continue to be, in compliance with all such listing and maintenance requirements. Prior to the conversion of the Shares, the Company shall secure the listing of the Conversion Shares on the Global Select Market and on each other national securities exchange, automated quotation system or over-the-counter market upon which the shares of Common Stock are then listed (subject to official notice of issuance). The issuance and

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delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the
Certificate of Incorporation and the Certificate of Designations will not constitute a change of control under the rules of the Global Select Market.

          4.14 Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation (including ss.203 of the Delaware General Corporation Law) which is or could become applicable to Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and Purchaser's ownership of the Securities.

          4.15 Private Placement. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 5.3, no registration under the Securities Act or any state securities laws is required for the offer and sale of the Securities by the Company to Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Global Select Market or any state securities laws.

          4.16 No General Solicitation or Integrated Offering. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any Person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) or general advertising with respect to any of the Securities being offered hereby. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or that would be integrated with the offer or sale of the Securities for the purpose of the rules and regulations of the Global Select Market or any applicable stockholder approval provisions.

     5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

          The Purchaser hereby represents and warrants to the Company as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          5.1 Organization and Good Standing. The Purchaser is duly organized, validly existing and in good standing under the laws of the Islands of Bermuda. The Purchaser has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Agreement and the Registration Rights Agreement and to carry out the provisions of this Agreement and the Registration Rights Agreement.

          5.2 Requisite Power and Authority. All corporate action on the part of the Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement and the performance of all obligations of the Purchaser hereunder and thereunder has been taken. Assuming that this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, this Agreement is, and the Registration Rights Agreement will be at the Closing, valid and binding obligations of the Purchaser enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in the Registration Rights Agreement may be limited by applicable laws.

          5.3 Investment Representations. The Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act or under any state or non-U.S. securities law. The Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement. The Purchaser hereby represents and warrants as follows:

          (a) The Purchaser Bears Economic Risk. The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser understands that it must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are transferred in a transaction that is registered pursuant to the Securities Act or exempt from registration. The Purchaser understands that the Company has no present intention of registering the Shares or the Conversion Shares except as provided in the Registration Rights Agreement. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available for any proposed transfer of the Shares or the Conversion Shares and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

          (b) Acquisition for Own Account. The Purchaser is acquiring the Shares and the Conversion Shares for the Purchaser's own account for investment only, and not with a view towards their distribution.

          (c) Accredited Investor. The Purchaser represents that it is an institutional "accredited investor" within the meaning of Regulation D under the Securities Act.

          (d) Company Information. The Purchaser has received and read the SEC Reports and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment. The Purchaser has, in connection with the decisions to purchase the Shares, relied only upon the SEC Reports and the representations and warranties of the Company set forth in the Transaction Documents.

          (e) No Action Outside the United States. The Purchaser acknowledges that the Company has taken no action or will take any action in any jurisdiction outside the United States to permit an offering of the Shares or the Conversion Shares, or possession or distribution of offering materials in connection with the issuance of the Shares or the Conversion Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. The Purchaser will comply with all applicable laws and regulations in each jurisdiction outside the United States in which it purchases, offers, sells or delivers Shares or Conversion Shares or has in its possession or distributes any offering material, in each case at its own expense.

          5.4 Transfer Restrictions. The Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth herein and in the Registration Rights Agreement.

          5.5 Covering Short Positions. The Purchaser will not use the Shares or the Conversion Shares to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

          5.6 No Legal, Tax or Investment Advice. The Purchaser understands that nothing in the SEC Reports, this Agreement, the Registration Rights Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

          5.7 Ownership of Company Stock. None of the Purchaser or the Purchaser's subsidiaries beneficially owns (as such term is defined for purposes of Section 13(d) of the Exchange Act) any shares of the Common Stock of the Company or any other class or series of the Company's capital stock.

          5.8 Broker's Fees. Except for the fee of the Purchaser's financial advisor referred to in Section 3.3, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Purchaser is or will be entitled to any fee or commission from the Company directly or indirectly in connection with the transactions contemplated herein.

     6. COVENANTS

          6.1 Best Efforts. The parties shall use their respective best efforts timely to satisfy each of the conditions described in Sections 8.1 and 8.2 of this Agreement.

          6.2 Form D. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to Purchaser promptly after such filing.

          6.3 Press Release; Form 8-K; Publicity. The Company shall issue on or before the next business day following the date hereof a press release (the "Press Release") announcing the entry into the transactions contemplated hereby and shall within two days following the date hereof file a Current Report on Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby (the "8-K Filing"). The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

          6.4 Reservation of Shares. The Company shall, if applicable: (i) in the time and manner required by the Global Select Market, but in any event prior to the conversion of the Shares into Common Stock, prepare and file with the Global Select Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Global Select Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing, and (iv) from and after the conversion of the Shares into Common Stock, maintain the listing of such Common Stock on the Global Select Market.

          6.5 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

          6.6 Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all Applicable Laws, except where the failure to do so would not have a Material Adverse Effect.

          6.7 Information. So long as Purchaser (or any of its Affiliates) beneficially owns any of the Securities, the Company shall furnish to Purchaser the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect. The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

          6.8 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if Purchaser effects a pledge of Securities, it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by Purchaser.

          6.9 Investment Company Act. The Company shall conduct its business in a manner so that it will not be required to register as an investment company under the Investment Company Act.

     7. SECURITIES TRANSFER MATTERS.

          7.1 Conversion and Exercise. Upon conversion of the Shares by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares by crediting the account of such person or its nominee with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the legend and other applicable provisions hereof and the Certificate of Designation), registered in the name of such person its nominee, physical certificates representing the Conversion Shares. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Shares may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, "DTC Transfer Conditions" means that (A) the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Conversion Shares required to be delivered do not bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

          7.2 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) Purchaser shall have delivered to the Company an opinion of counsel reasonably satisfactory to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold or transferred to an affiliate of Purchaser that agrees to be bound by this Article 7; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with Applicable Laws.

          7.3 Legends. Purchaser understands that the Shares and, until such time as the Conversion Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the Certificates for the Conversion Shares may bear a restrictive legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     The Company shall, immediately prior to a registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent may issue, in connection with the issuance of the Conversion Shares, certificates representing such Conversion Shares without the restrictive legend above, provided such Conversion Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) or (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act. If the holder of any Security is an affiliate of the Company, the legend on any such Security shall not be so removed. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

          7.4 Transfer Agent Instruction. Upon compliance by Purchaser with the provisions of this Article 7 with respect to the transfer of any Securities, the Company shall permit the transfer of such Securities and, in the case of the transfer of Conversion Shares, promptly instruct its transfer agent to issue one or more certificates (or effect a DTC Transfer) in such name and in such denominations as specified by Purchaser. The Company shall not give any instructions to its transfer agent with respect to the Securities, other than any permissible or required instructions provided in this Article 7, and the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.

          7.5 Lock-Up Period. During the period from the date hereof until 180 days from such date (the "Lock-Up Period"), the Purchaser will not (a) directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Registrable Security, as defined in the Registration Rights Agreement, (b) establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Registrable Security (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder), or (c) otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership of a Registrable Security, whether or not such transaction is to be settled by delivery of Registrable Securities, other securities, cash or other consideration.

     8. CONDITIONS TO CLOSING.

          8.1 Conditions to the Purchaser's Obligations to Purchase the Shares. The Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

          (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Article 4 shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if they had been made on and as of said date, and the Company shall have performed, satisfied and complied with all obligations, covenants and conditions herein required to be performed, satisfied or complied with by it on or prior to the Closing.

          (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

          (c) Consents, Permits, Waivers and Approvals. The Company and the Purchaser shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Transaction Documents and such consents, permits, waivers and approvals shall be in full force and effect.

          (d) Compliance Certificate. The Company shall have delivered to the Purchaser a Compliance Certificate, executed by the Senior Vice President and

CFO of the Company, dated the Closing Date to the effect that the conditions specified in subsections (a) and (c) (as it pertains to the Company) of this
Section 8.1 have been satisfied.

          (e) Listing. The Common Stock shall be authorized for quotation and listed on the Global Select Market and trading in the Common Stock (or on the Global Select Market generally) shall not have been suspended by the SEC or the Global Select Market.

          (f) Certificate of Designations. The Certificate of Designations, substantially in the form attached hereto as Exhibit A, shall have been approved and adopted by the Company.

          (g) Registration Rights Agreement. The Registration Rights Agreement, substantially in the form attached hereto as Exhibit B, shall have been executed and delivered by the Company.


          8.2 Conditions to Obligations of the Company to Issue and Sell the Shares. The Company's obligation to issue and sell the Shares to the Purchaser at the Closing is subject to the satisfaction or waiver of the following conditions:

          (a) Representations and Warranties True. The representations and warranties in Article 5 made by the Purchaser shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if they had been made on and as of said date, and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

          (b) Consents, Permits, Waivers and Approvals. The Company and the Purchaser shall have obtained any and all consents, permits, waivers and approvals necessary or appropriate for consummation of the transactions contemplated by this Agreement and the other Transaction Documents and such consents, permits, waivers and approvals shall be in full force and effect.

          (c) Compliance Certificate. The Purchaser shall have delivered to the Company a Compliance Certificate, executed by an executive officer of the Purchaser, dated the Closing Date to the effect that the conditions specified in subsections (a) and (b) (as it pertains to the Purchaser) of this Section 8.2 have been satisfied.

     9. MISCELLANEOUS.

          9.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of New Castle, State of Delaware. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

          9.2 Successors and Assigns. The Purchaser may assign its right to purchase the Shares to any one or more direct or indirect majority-owned subsidiaries; provided that no such assignment shall relieve the Purchaser of its obligations hereunder to the extent that the assignee fails to fulfill the same. Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

          9.3 Entire Agreement. This Agreement, the Disclosure Schedule and the other Transaction Documents and the other documents delivered pursuant hereto or thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

          9.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          9.5 Amendment and Waiver. This Agreement may be amended or modified, and the rights and obligations of the Company and the Purchaser may be waived, only upon the written consent of the Company and the holders of at least a majority of the Shares purchased or agreed to be purchased pursuant to this Agreement.

          9.6 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) upon receipt, if sent by facsimile during normal business hours of the recipient or, if not sent by facsimile during normal business hours of the recipient, then on the next business day; (iii) three days after having been sent, if sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, if sent by such a courier, specifying next day delivery, with written verification of receipt. Notices to the Company shall be addressed to:

                  Tower Group, Inc.
                  120 Broadway, 31st Floor

                  New York, New York 10271
                  Attention:  Stephen L. Kibblehouse, Esq.
                  Fax Number: (646) 514-8612

   with a copy to:

                  LeBoeuf, Lamb, Greene & MacRae LLP
                  125 West 55th Street
                  New York, New York 10019
                  Attention:  Matthew Ricciardi, Esq.
                  Fax Number: (212) 424-8500

   Notices to the Purchaser shall be addressed to:

                  CastlePoint Reinsurance Company, Ltd.
                  Victoria House
                  11 Victoria House
                  Hamilton HM 11  Bermuda
                  Attention:  Joel Weiner
                  Fax Number:  (441) 292-4720

   with a copy to:

                  CastlePoint Holdings, Ltd.
                  120 Broadway
                  New York, NY 10271
                  Attention: Roger A. Brown
                  Fax Number: (212) 847-9549

          9.7 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          9.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          9.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 4, 6, 7 and 9 hereof shall survive until the one year anniversary of the Closing notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies Purchaser may have under applicable U.S. federal or state securities laws.

          9.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          9.11 Indemnification. In consideration of Purchaser's execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless Purchaser and all of its officers, directors and employees and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document delivered by the Company at the Closing or (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document delivered by the Company at the Closing. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law. Except as otherwise set forth herein, the procedures with respect to the rights and obligations under this Section 9.11 shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

          9.12 Payment Set Aside. To the extent that the Company makes a payment or payments to Purchaser, or the Purchaser makes a payment or payments to the Company, hereunder or pursuant to any of the other Transaction Documents or Purchaser or the Company enforces or exercises its respective rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or Purchaser, as applicable, a trustee, receiver or any other person under any Applicable Law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          9.13 Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

          9.14 Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to Purchaser shall limit any other remedy which would otherwise be available to Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby.

          9.15 Knowledge. As used in this Agreement, the term "knowledge" of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

          9.16 Arms-Length Transaction. Each of the Parties acknowledges and agrees that they are acting on their own behalf and in the capacity of an arm's-length purchaser or seller, as applicable. Each Party further acknowledges and agrees that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other person (other than its representatives), and that it is not acting in concert with any other person in making its purchase of securities hereunder or in monitoring its investment in the Company.

          9.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

     IN WITNESS WHEREOF, the parties hereto have executed the Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


                            TOWER GROUP, INC.



                            By:________________________________________
                               Name:
                               Title:



                           CASTLEPOINT REINSURANCE COMPANY, LTD.


                            By:________________________________________
                               Name:
                               Title:

                                    Exhibit A

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                            SERIES A PREFERRED STOCK

                                       OF

                                TOWER GROUP, INC.

                      ------------------------------------

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware
                      ------------------------------------

     Tower Group, Inc., a Delaware corporation (the "Company"), in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware (the "DGCL") thereof, does hereby make this Certificate of Designations and DOES HEREBY CERTIFY:

     That the board of directors of the Company (the "Board") has the authority, pursuant to the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") and the DGCL, to adopt resolutions providing for the designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations or restrictions of one or more series of preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock").

     That pursuant to resolutions of the Board of Directors adopted on o, 2006, the creation of the Series A Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), was authorized and the designations, preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of such Series A Preferred Stock, in addition to those set forth in the Certificate of Incorporation and Amended and Restated By-Laws (the "By-Laws") of the Company, were fixed as follows:

     1. Designation.
        -----------

     The designation of the Series A Preferred Stock shall be "Series A Preferred Stock," and the number of shares constituting the Series A Preferred Stock shall be 40,000. The Series A Preferred Stock shall have a liquidation preference of $1,000 per share. The Company may from time to time, without notice to or the consent of holders of the Series A Preferred Stock, issue additional preferred stock. No such issuance shall affect the due authorization of any issued and outstanding shares of the Series A Preferred Stock.

     2. Definitions.
        -----------

     "Board" shall mean the Board of Directors of the Company or any duly authorized committee of the Board of Directors.

     "Business Day" shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York City generally are authorized or obligated by law or executive order to close.

     "Certificate of Designations" shall mean this Certificate of Designations relating to the Series A Preferred Stock, as amended from time to time.

     "Change in Control" shall have the meaning assigned to such term in Section 6(a).

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

     "Conversion" shall have the meaning set forth in Section 5(a) hereof.

     "Conversion Date" shall have the meaning set forth in Section 5(a) hereof.

     "Dividend Payment Date" shall have the meaning assigned to such term in
Section 3(a)(i).

     "Dividend Period" shall have the meaning assigned to such term in Section 3(c).

     "Dividend Rate" shall mean 8.66% per annum.

     "Dividend Record Date" shall have the meaning assigned to such term in
Section 3(b).

     "Issue Date" shall mean the initial date of delivery of the Series A Preferred Stock.

     "Junior Stock" shall mean the Common Stock and any other class or series of shares of the Company that ranks junior to the Series A Preferred Stock either as to the payment of dividends or as to the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Liquidation Preference" shall have the meaning assigned to such term in
Section 8(b).

     "Nonpayment" shall have the meaning assigned to such term in Section 10(b).

     "Optional Conversion Shares" shall have the meaning assigned to such term in Section 5(a).

     "Parity Stock" shall mean any class or series of preferred shares of the Company that ranks equally with the Series A Preferred Stock in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding up of the Company.

     "Person" shall mean any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Preferred Stock Director" shall have the meaning assigned to such term in
Section 10(b).

     "solvent" shall have the meaning assigned to such term in Section 3(a).

     "Value of Consideration" shall have the meaning assigned to such term in
Section 6(a).

     "Voting Preferred Stock" shall mean any other class or series of preferred stock of the Company ranking equally with the Series A Preferred Stock either as to dividends or the distribution of assets upon liquidation, dissolution or winding up and upon which voting rights similar to those granted to the holders of the Series A Preferred Stock have been conferred and are exercisable.

     3. Dividends.
        ---------

     (a) Dividend Payment Dates. The holders of the Series A Preferred Stock shall be entitled to receive cash dividends when, as and if declared by the Board or a duly authorized committee of the Board, out of assets legally available for that purpose and to the extent the Company is able to pay its debts as they fall due ("solvent") after giving effect thereto, at the applicable Dividend Rate set forth below in this Section 3. Dividends on the Series A Preferred Stock shall be payable on a non-cumulative basis, quarterly in arrears on the 27th day of March, June, September and December of each year, the Mandatory Conversion Date and, if applicable, the date of consummation of any Change in Control (each, a "Dividend Payment Date"), subject to Section 3(e).

     (b) Dividend Record Date. Each such dividend shall be paid to the holders of record of the Series A Preferred Stock as they appear on the share register of the Company on the applicable record date (each, a "Dividend Record Date"), which shall be a record date fixed by the Board that is not more than 60 nor less than 10 days prior to such Dividend Payment Date. The Dividend Record Date shall apply regardless of whether any particular Dividend Record Date is a Business Day.

     (c) Dividend Period. Each dividend period (a "Dividend Period") shall commence on and include a Dividend Payment Date and shall run to but excluding the next Dividend Payment Date, except that the initial Dividend Period will commence on and include the Issue Date, and will run to and exclude the first Dividend Payment Date thereafter.


     (d) Day Count Convention. The amount of dividends payable per share of Series A Preferred Stock on each Dividend Payment Date will be calculated using the per annum Dividend Rate and on the basis of a 360-day year consisting of twelve 30-day months.

     (e) Business Day Convention. If any Dividend Payment Date is not a Business Day, then dividends will be payable on the first Business Day following such Dividend Payment Date unless such day is in the next calendar month, in which case dividends shall be payable on the first Business Day preceding such Dividend Payment Date and dividends, in each case, shall accrue to the actual payment date.

     (f) Junior Stock. So long as any shares of Series A Preferred Stock remain outstanding for any Dividend Period, unless the full dividends for the current Dividend Period on all outstanding Series A Preferred Stock and Parity Stock have been declared and paid (or declared and a sum sufficient for the payment thereof has been set aside): (i) no dividend whatsoever shall be paid or declared during such Dividend Period on the Common Stock or other Junior Stock (other than a dividend payable solely in Common Stock or other Junior Stock); and (ii) no Common Stock or other Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Company, directly or indirectly (other than as a result of a reclassification of such Junior Stock for or into other Junior Stock, or the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock) during such Dividend Period.

     (g) Pro Rata Adjustments. When dividends are not paid in full (or duly provided for) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period) upon the Series A Preferred Stock and any Parity Stock, all dividends declared upon the Series A Preferred Stock and all such Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accrued but unpaid dividends per share of Series A Preferred Stock and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the related Dividend Period) bear to each other.

     (h) Additional Series A Preferred Stock. In the event that additional shares of the Series A Preferred Stock are issued after the original issue date, dividends on such shares may accrue from the original issue date or any other date specified by the Company at the time such additional shares are issued. These dividends will accrue, with respect to each Dividend Period, in the manner set forth in Sections 3(a)(i) and 3(b).

     (i) Non-Cumulative Dividends. Dividends on Series A Preferred Stock shall be non-cumulative. To the extent that any dividends payable on the Series A Preferred Stock on any Dividend Payment Date are not declared and paid, in full or otherwise, on such Dividend Payment Date, then such unpaid dividends shall not cumulate and shall cease to accrue and be payable and the Company shall have no obligation to pay dividends accrued for the applicable Dividend Period subsequent to such Dividend Payment Date or to pay interest with respect to such dividends, whether or not dividends are declared on Series A Preferred Stock for any subsequent Dividend Period.

     4. Redemption.
        ----------

     (a) The Company, at its option, may redeem, in whole at any time or in part from time to time, the Series A Preferred Stock at the time outstanding, upon notice given as provided in Section 4(c) below, at a redemption price equal to $1,000 per share of Series A Preferred Stock, together with an amount equal to any dividends that have been declared but not paid prior to the redemption date (but with no amount in respect of any dividends that have not been declared prior to such date). The redemption price for the Series A Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Company or its agent. If the redemption date occurs subsequent to the Dividend Record Date for a Dividend Period, any declared but unpaid dividends payable on such redemption date shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3.

     (b) Notice of redemption shall be given to the holders of record of the Series A Preferred Stock in accordance with Section 13(a) hereof. Such mailing shall be not less than 30 days and not more than 60 days before the date fixed for redemption. Notwithstanding the above, in the case of redemption concurrent with a Conversion in which the holders have elected not to convert the Optional Election Shares, such notice shall be given not later than the date of the underwriting agreement with respect to the underwritten public offering giving rise to such Conversion. Any notice delivered as provided in Section 13(a) shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure to duly give such notice, or any defect in such notice or in the mailing thereof, to any holder of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other Series A Preferred Stock. Each such notice given to a holder shall state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares of the Series A Preferred Stock held by such holder are to be redeemed, the number of such shares of Series A Preferred Stock to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where holders may surrender certificates evidencing the shares of Series A Preferred Stock for payment of the redemption price.


     (c) If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Company for the benefit of the holders of the Series A Preferred Stock called for the redemption, then on and after the redemption date dividends shall cease to accrue on such shares of Series A Preferred Stock so called for redemption, all such shares of Series A Preferred Stock so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares of Series A Preferred Stock shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption, without interest.



     (d) In case of any redemption of only part of the Series A Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board may determine to be fair and equitable. Subject to the provisions hereof, the Board shall have full power and authority to prescribe the terms and conditions upon which the Series A Preferred Stock shall be redeemed from time to time. In case fewer than all the shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.



     5. Conversion in Connection with a Public Offering.
        -----------------------------------------------

     (a) On the closing date of the Company's first underwritten public offering of its common stock after October 31, 2006 (other than offers made to employees, officers or directors of the Company registered on a Form S-8 or offers made to agents of the Company pursuant to shares registered on a Form S-3 filed with the United States Securities and Exchange Commission (the "SEC")) (the "Conversion Date"), 30,000 shares of Series A Preferred Stock will automatically convert (the "Conversion") into a number of shares of Common Stock per share of Series A Preferred Stock equal to the liquidation preference amount of a share of Series A Preferred Stock divided by the offering price of the Common Stock in such offering or private placement (the "Conversion Price"). The remaining 10,000 shares of Series A Preferred Stock (the "Optional Conversion Shares") shall be convertible on the Conversion Date at the election of the holders of the shares of the Series A Preferred Stock. Such Optional Conversion Shares shall be converted into a number of shares of Common Stock per Optional Conversion Share based on the Conversion Price as defined above. Notice of such election shall be delivered to the Company in accordance with the provisions of Section 14(a) not later than the date on which the preliminary prospectus pertaining to the underwritten public offering is filed with the SEC.

     (b) The holders of the Series A Preferred Stock to be converted on the Conversion Date shall have the right to receive, in addition to the number of shares of Common Stock specified in Section 5(a), an amount in cash equal to any dividends that have been declared but not paid prior to the Conversion Date (but with no amount in respect of any dividends that have not been declared prior to such date), such amount to be paid at the time of the Conversion, to the extent that the Company has sufficient lawful funds to pay such amount at such time. If the Conversion Date occurs subsequent to the Dividend Record Date for a Dividend Period, any declared but unpaid dividends payable on the Conversion Date shall not be paid to the holder entitled to receive the redemption price on the Mandatory Conversion Date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3.

     (c) To the extent that the Company does not have sufficient lawful funds to pay in cash the amount equal to all of such dividends that have been declared but not paid prior to the Conversion Date, the holders of Series A Preferred Stock to be converted on the Conversion Date shall be entitled to receive, upon conversion of such Series A Preferred Stock on the Conversion Date, an additional number of shares of Common Stock per share of Series A Preferred Stock equal to the amount of such dividends that have been declared but not paid prior to the Conversion Date in cash divided by the Conversion Price. Any resulting fractional shares of Common Stock shall be settled in cash as provided below, subject to the availability of sufficient lawful funds to make such settlement.

     (d) From and after the Conversion Date, all shares of Series A Preferred Stock that have been converted on such Conversion Date shall no longer be deemed outstanding and all rights with respect to such shares of Series A Preferred Stock shall forthwith cease and terminate, except only the right of the holders thereof to receive the Common Stock and any cash due and owing on conversion of the Series A Preferred Stock, without interest.

     (e) No fractional shares of Common Stock will be issued to holders of Series A Preferred Stock as a result of any Conversion of shares of Series A Preferred Stock pursuant to this Section 5. In lieu of any fractional share of Common Stock otherwise issuable in respect of any Conversion pursuant to this
Section 5, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Conversion Price.

     (f) Notwithstanding this Section 5, if the Conversion shall result in the issuance of shares of common stock of the Company that would require the vote of the stockholders of the outstanding shares of common stock pursuant to the listing rules of the Nasdaq Global Select Market, the number of shares of Series A Preferred Stock to be initially converted into Common Stock shall be limited to a number that would not require such a vote and the remaining shares of Series A Preferred Stock shall not be converted until the required stockholder vote is obtained.

     (g) The issuance of certificates for shares of Common Stock on Conversion of the Series A Preferred Stock pursuant to this Section 5 shall be made without charge to the holder of the Series A Preferred Stock for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     6. Conversion Upon Change in Control.
        ---------------------------------

     (a) Immediately prior to the consummation of any Change in Control (as defined below) that is consummated at a time when CastlePoint Reinsurance Company, Ltd. or one of its subsidiaries holds any shares of Series A Preferred Stock, each share of Series A Preferred Stock held by CastlePoint Reinsurance Company, Ltd. or one of its subsidiaries shall be converted into a number of shares of Common Stock equal to the liquidation preference amount of a share of Series A Preferred Stock, determined in accordance with Section 8(a), divided by the Value of the Consideration (as defined below) per share of Common Stock in such Change in Control. A "Change in Control" means (i) any merger or consolidation of the Company with and into another company, other than a merger or consolidation in which (x) the Company is the surviving entity and (y) the holders of the Company's Common Stock immediately prior to the consummation of such merger or consolidation own more than 50% of the voting equity interests of the surviving entity immediately after the consummation of such merger or consolidation; (ii) any transaction by which any person or group of persons (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended, or any successor or replacement rule) acquires beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of

1934, as amended, or any successor or replacement rule) of securities of the Company representing more than 50% of the voting power of the Company holder of at the time of such Change in Control. The "Value of Consideration" means the value of any consideration paid per share of Common Stock or value of the consideration into which a share of Common Stock is converted in a Change in Control transaction or, if such Change in Control Value does not involve a merger or consolidation of the Company or the acquisition of shares of Common Stock, the equivalent value placed upon a share of Common Stock in such transaction; provided, that (i) in the case of any publicly traded securities payable per share of Common Stock or into which a share of Common Stock shall be converted, the value of such securities shall be the last price at which such securities are traded on a public market immediately prior to the closing of the Change in Control and (ii) in the case of any securities that are not publicly traded or any other property payable per share of Common Stock or into which a share of Common Stock shall be converted, the value of such securities shall be fixed in good faith by the Board.

     (b) The holders of the Series A Preferred Stock to be converted in connection with a Change in Control shall have the right to receive, in addition to the number of shares of Common Stock specified in Section 6(a), an amount in cash equal to any dividends that have been declared but not paid prior to the consummation of such Change in Control (but with no amount in respect of any dividends that have not been declared prior to such date), such amount to be paid at the time of the consummation of such Change in Control, to the extent that the Company has sufficient lawful funds to pay such amount at such time. If the consummation of such Change in Control occurs subsequent to the Dividend Record Date for a Dividend Period, any declared but unpaid dividends payable upon the consummation of such Change in Control shall not be paid to the holder entitled to receive the redemption price on the date of the consummation of such Change in Control, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3.

     (c) To the extent that the Company does not have sufficient lawful funds to pay in cash the amount equal to all of such dividends that have been declared but not paid prior to the consummation of a Change in Control, the holders of Series A Preferred Stock to be converted in connection with a Change in Control shall be entitled to receive, upon conversion of such Series A Preferred Stock upon the consummation of such Change in Control, an additional number of shares of Common Stock per share of Series A Preferred Stock equal to the amount of such dividends that have been declared but not paid prior to the consummation of such Change in Control in cash divided by the Value of Consideration. Any resulting fractional shares of Common Stock shall be settled in cash as provided below, subject to the availability of sufficient lawful funds to make such settlement.

     (d) From and after the consummation of a Change in Control, all shares of Series A Preferred Stock that have been converted in connection with such Change in Control shall no longer be deemed outstanding and all rights with respect to such shares of Series A Preferred Stock shall forthwith cease and terminate, except only the right of the holders thereof to receive the Common Stock and any cash due and owing on conversion of the Series A Preferred Stock, without interest.

     (e) No fractional shares of Common Stock will be issued to holders of Series A Preferred Stock as a result of any Conversion of shares of Series A Preferred Stock pursuant to this

Section 6. In lieu of any fractional share of Common Stock otherwise issuable in respect of any conversion pursuant to this Section 6, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Value of Conversion.

     (f) The issuance of certificates for shares of Common Stock on conversion of the Series A Preferred Stock pursuant to this Section 6 shall be made without charge to the holder of the Series A Preferred Stock for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     7. Conversion Upon Regulatory Change.
        ---------------------------------

     If both (a) and (b) below occur:

     (a) after the date of the issuance of the Series A Preferred Stock, the criteria used by A.M. Best Company, Inc. for determining whether and to what extent a security qualifies as permanent equity capital shall change such that the Series A Preferred Stock no longer qualifies for treatment as favorable as the treatment afforded to the Series A Preferred Stock on its date of issuance, and

     (b) the Company affirmatively elects to qualify the Series A Preferred Stock for treatment as permanent equity capital by A.M. Best Company, Inc. without any sublimit or other quantitative restriction on the inclusion of the Series A Preferred Stock in permanent equity capital (other than any limitation the Company elects to accept and any limitation requiring that common equity or a specified form of common equity constitute the dominant form of permanent equity capital) under such criteria, then, upon such affirmative election, the Series A Preferred Stock shall be convertible at the Company's option into a new series of preferred stock having terms and provisions substantially identical to those of the Series A Preferred Stock, except that such new series may have such additional or modified rights, preferences, privileges and voting powers, and limitations and restrictions thereof, as are necessary in the judgment of the Board (after consultation with legal counsel of recognized standing) to comply with the Required Equity Capital Provisions (as defined below), provided that the Company will not cause any such conversion unless the Board determines that the rights, preferences, privileges and voting powers, and the qualifications, limitations and restrictions thereof, of such new series of preferred stock, taken as a whole, are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and the qualifications, limitations and restrictions thereof, of the Series A Preferred Stock, taken as a whole.

     As used above, the term "Required Equity Capital Provisions" means such terms and provisions as are, in the judgment of the Company (after consultation with legal counsel of recognized standing), required for preferred stock to qualify for equity capital treatment by A.M. Best Company, Inc. that is as favorable as the treatment afforded to the Series A Preferred Stock on its date of issuance, without any sublimit or other quantitative restriction on the inclusion of such preferred stock in permanent equity capital (other than any limitation the Company elects to accept and any limitation requiring that common equity or a specified form of common equity constitute the dominant form of permanent equity capital) pursuant to the applicable criteria used by A.M. Best Company, Inc.

     8. Liquidation Rights.
        ------------------

     (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, the holders of the Series A Preferred Stock shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other Junior Stock the liquidation preference of $1,000 per share of Series A Preferred Stock, plus any declared and unpaid dividends for the then-current Dividend Period, without accumulation of any undeclared dividends.

     (b) If in any distribution described in Section 5(a) above the assets of the Company or proceeds thereof are not sufficient to pay the Liquidation Preferences (as defined below) in full to all holders of the Series A Preferred Stock and all holders of any Parity Stock, the amounts paid to the holders of the Series A Preferred Stock and to the holders of all such other Parity Stock shall be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the holders of the Series A Preferred Stock and the holders of all such other Parity Stock. In any such distribution, the "Liquidation Preference" of any holder of Series A Preferred Stock or Parity Stock shall mean the amount otherwise payable to such holder in such distribution, including any declared but unpaid dividends (and, in the case of any holder of shares other than Series A Preferred Stock and on which dividends accrue on a cumulative basis, an amount equal to any unpaid, accrued cumulative dividends, whether or not declared, as applicable).


     (c) If the Liquidation Preference has been paid in full to all holders of the Series A Preferred Stock, the holders of other shares of the Company shall be entitled to receive all remaining assets of the Company according to their respective rights and preferences and the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.


     (d) Neither the sale, lease, exchange, transfer or conveyance of all or substantially all of the assets of the Company for cash, securities or other property, nor the merger or consolidation of the Company into or with any other corporation or the merger or consolidation of any other corporation into or with the Company, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 8.

     9. Ranking.
        -------

     The Series A Preferred Stock shall rank, with respect to the payment of dividends and distributions prior to or upon the liquidation, dissolution or winding up of the Company:

                    (i) senior to all Common Stock outstanding and other Junior Stock, and each other series of Junior Stock that the Company may later issue;

                    (ii) equally with Parity Stock and each other series of Parity Stock that the Company may later issue; and

                    (iii) junior to any series of senior shares that the Company may later issue, subject to compliance with Section 11(b).

     10. Voting and Certain Other Rights.
         -------------------------------

     (a) Except as set forth herein or required by applicable law, holders of Series A Preferred Stock shall have no voting rights.

     (b) Whenever dividends on any Series A Preferred Stock shall have not been declared and paid for the equivalent of six or more dividend payments, whether or not for consecutive Dividend Periods (a "Nonpayment"), the holders of such Series A Preferred Stock, voting together as a single class with holders of any and all other series of Voting Preferred Stock then outstanding, will be entitled to vote for the election of a total of one additional member to the Board (the "Preferred Stock Director"), provided that the election of any such director shall not cause the Company to violate the corporate governance requirement of the Nasdaq Global Select Market (or any other exchange on which the securities of the Company may be listed) that listed companies must have a majority of independent directors. The Preferred Stock Director shall be elected by simple majority at a special meeting called at the request of the holders of record of at least 20% of the shares of Series A Preferred Stock or of any other series of Voting Preferred Stock then outstanding (unless such request for a special meeting is received less than 90 days before the date fixed for the next annual meeting or special meeting of the stockholders of the Company, in which event such election shall be held only at such next annual or special meeting of stockholders), and at each subsequent annual meeting of stockholders of the Company. For this purpose, the Board shall reserve one vacant place on the Board of the Company to accommodate such election and pass such resolutions as are necessary to give effect to such election.

     (c) If the holders of the Series A Preferred Stock become entitled to elect a director to the Board, the Company shall promptly give notice to all holders and take all action necessary, including calling a meeting or circulating a consent to permit the nomination and election of such director. Applicable provisions of the Company's Certificate of Incorporation shall be applicable to the holders of Series A Preferred Stock and any other Voting Preferred Stock as a class, provided that any written consents approved by the holders of record of a majority of the Series A Preferred Stock and any other Voting Preferred Stock outstanding shall be effective and shall bind all holders of Series A Preferred Stock. If and when dividends for at least four Dividend Periods, whether or not consecutive, following a Nonpayment have been paid in full

(or declared and a sum sufficient for such payment has been set aside), then the right of the holders of the Series A Preferred Stock to elect the Preferred Stock Director shall cease (but subject to revesting of such voting rights in the event of any future Nonpayment pursuant to this Section 10) and the number of Dividend Periods in which dividends have not been declared and paid shall be reset to zero and, if and when any rights of holders of the Series A Preferred Stock to elect the Preferred Stock Director shall have ceased, the terms of office of the Preferred Stock Director shall terminate forthwith and the number of directors constituting the Board shall automatically be reduced by one.

     (d) The Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding Series A Preferred Stock and any other shares of Voting Preferred Stock, when they have the voting rights described above (voting together as a single class). So long as a Nonpayment shall continue, any vacancy in the office of the Preferred Stock Director (other than prior to the initial election of a Preferred Stock Director after a Nonpayment) may be filled by a vote of the holders of record of a majority of the shares of Series A Preferred Stock outstanding and any other Voting Preferred Stock then outstanding (voting together as a single class), when they have the voting rights described above. The Preferred Stock Director shall be entitled to one vote on any matter.

     (e) Holders of the Series A Preferred Stock shall be entitled to vote on matters as described in Section 11.


     11. Modification.
         ------------

     (a) With the Consent of Holders. Except as provided below in this Section 11(a), this Certificate of Designations may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Certificate of Designations or the Series A Preferred Stock may be waived, in each case with the written consent or affirmative vote of the holders of at least two-thirds of the shares of Series A Preferred Stock at the time outstanding, including any modification occurring in connection with any merger or consolidation of the Company or otherwise.

     Subject to Sections 6 and 7, without the written consent or the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or at a meeting, an amendment or waiver under this Section 11(a) may not:

                  amend, alter or repeal the provisions of the Company's Certificate of Incorporation, By-Laws or this Certificate of Designations so as to materially and adversely affect the special rights, preferences, privileges and voting powers of the Series A Preferred Stock, taken as a whole; or

                  consummate a binding share exchange or reclassification involving the Series A Preferred Stock or a merger or consolidation of the Company with another entity, unless in each case the Series A Preferred Stock (x) remains outstanding or (y) in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent having such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the Series A Preferred Stock, taken as a whole;

provided, however, that for all purposes of this Section 11(a), any increase in the amount of the authorized or issued Series A Preferred Stock, or the creation and issuance, or an increase in the authorized or issued amount, of any other series of preferred stock ranking equally with and/or junior to the Series A Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon liquidation, dissolution or winding up of the Company will not be deemed to adversely affect the special rights, preferences, privileges or voting powers of the Series A Preferred Stock.

     (b) Changes after Provision for Redemption. No vote or consent of the holders of the Series A Preferred Stock shall be required pursuant to Sections 10(b) and 11(a) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding Series A Preferred Stock shall have been redeemed, or called for redemption upon proper notice and sufficient funds shall have been set aside by the Company for the benefit of holders of such Series A Preferred Stock called for redemption, in each case pursuant to Section 4 above.

     12. Currency of Payments.
         --------------------

     Any cash payments with respect to the Series A Preferred Stock shall be paid in United States dollars in immediately available funds.

     13. No Preemptive Rights.
         --------------------

     No holder of Series A Preferred Stock shall have any preemptive right as to any additional issue of shares of capital stock of the Company, or to any security convertible, exercisable or exchangeable into such shares.

     14. Miscellaneous.
         -------------

     (a) Notices. Any and all notices or other communications or deliveries to be provided by the holders hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at 120 Broadway, 31st Floor, New York, New York 10271, facsimile number (646) 514-8612, Attn: General Counsel, or such other address or facsimile number as the Company may specify for such purposes by notice to the holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each holder of record of the Series A Preferred Stock at the facsimile telephone number or address of such holder of record at their respective last addresses or facsimile telephone number appearing on the share register of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder.

 Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     (b) Lost or Mutilated Preferred Stock Certificate. If a holder's Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

     (c) Waiver. Any waiver by the Company or the holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations. The failure of the Company or the holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations. Any waiver must be in writing.

     (d) Status of Converted or Redeemed Preferred Stock. In case any shares of Series A Preferred Stock shall be converted, redeemed or reacquired by the Company, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

     (e) Other Rights. Except as provided in Sections 5, 6 and 7, the Series A Preferred Stock will not be convertible into, or exchangeable for, any other class or series of securities of the Company, and holders of the Series A Preferred Stock will have no subscription rights to acquire additional shares of the Company. Holders of the Series A Preferred Stock shall have no right to require the redemption or repurchase of the Series A Preferred Stock.



                     [Signature appears on subsequent page.]

          IN WITNESS WHEREOF, I have affixed my signature hereto this ?th day of [November], 2006.


                                            TOWER GROUP, INC.


                                            By:__________________________
                                                  Corporate Secretary

                                                                 Execution Copy

                                    Exhibit B


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of o, 2006 by and between CASTLEPOINT REINSURANCE COMPANY, LTD., a Bermuda company (the "Investor"), and TOWER GROUP, INC., a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

          1. WHEREAS, the Investor and the Company have entered into a Stock Purchase Agreement, dated November 14, 2006 (the "Purchase Agreement"), pursuant to which the Investor has agreed to purchase from the Company, and the Company has agreed to sell to the Investor, 40,000 shares of the Company's Series A Preferred Stock, par value $0.01 per share (the "Preferred Stock");

          2. WHEREAS, the Preferred Stock is convertible into shares (the "Conversion Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), as set forth in the Certificate of Designations of the Preferred Stock (the "Certificate of Designations"); and

          3. WHEREAS, in consideration of the Investor's entry into the Purchase Agreement, the Company has agreed to execute and deliver to the Investor this Agreement;

                                    AGREEMENT
                                    ---------

          4. NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          DEFINITIONS. (B) IN ADDITION TO THE TERMS DEFINED ELSEWHERE IN THIS AGREEMENT, AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

                     "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                     "Agreement" means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                     "Closing Date" means December 4, 2006, or such other time or such other date as the Company and the Investor may agree.

                     "Commission" means the Securities and Exchange Commission.

                     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                     "Free Writing Prospectus" means a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) relating to Registrable Securities.

                     "Investor" means the Investor and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement.

                     "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

                     "Prospectus" means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A, Rule 430B or Rule 430C under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement or any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                     "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

                     "Registrable Securities" means (i) the Conversion Shares and (ii) any shares or other securities issued in respect of such Registrable Securities by reason of or in connection with any share dividend, share distribution, share split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of shares, recapitalization, amalgamation, merger or consolidation, any other equity securities issued in respect of Registrable Securities pursuant to any other pro rata distribution with respect to the Common Stock; provided, however, that a Conversion Share shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

                     "Registration Expenses" means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of the NASD),
         (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on any securities exchange pursuant to Section 3(h) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers' or underwriters' discounts and commissions, if any, relating to the sale or disposition of Registrable Securities by the Investor.

                     "Registration Statement" means any registration statement of the Company, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                     "Restricted Security" means any Conversion Share except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred by the Investor in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable by the Investor pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or
         (iii) otherwise has been transferred by the Investor and a new certificate representing a share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                     "Underwritten Offering" means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

                  REGISTRATION.  (C)  DEMAND REGISTRATION RIGHTS.

                     At any time after the six-month anniversary of the date on which the Investor purchases the Preferred Stock, upon the receipt by the Company of the written request of the Investor, and in no event later than 60 days after the receipt of such request (but subject to any applicable Blackout Periods), the Company shall prepare and file with the Commission (the "Filing Deadline") a Registration Statement under the Securities Act on Form S-3 (or such other form as may be available for use by the Company) relating to the offer and sale of the Registrable Securities by the Investor and will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation, providing written responses to any comments made by the Commission regarding such registration statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as possible after the initial filing thereof. The Company will, subject to any applicable Blackout Periods, use its commercially reasonable efforts to keep such Registration Statement effective for the period beginning on the date such Registration Statement becomes effective (the "Effectiveness Date") and terminating on the earlier of (x) two years from the Effectiveness Date and (y) the date upon which all Registrable Securities then held by the Investor either (i) may be resold without restriction of any kind and without need for such Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement. The Company's obligation to file a Registration Statement under this Section 2(a) shall terminate on the date upon which all Registrable Securities then held by the Investor either (i) may be resold without restriction of any kind and without need for a Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement.


                     If a registration pursuant to this Section 2(a) involves a Public Offering that is an Underwritten Offering, the Company and each other selling security holder participating in such Public Offering shall agree to sell any shares of Common Stock to be sold by them to the underwriters on the same terms as apply to the shares of Common Stock to be sold by the Investor. If the managing underwriter thereof advises the Company and the Investor that, in its view, the number of shares of Common Stock that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on such Public Offering, including with respect to the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities:
         (1) first, all Registrable Securities of the Investor and (2) second, the securities proposed to be registered by the Company and by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

                     The Company shall be required to register the Registrable Securities not more than two (2) times pursuant to this Section 2(a).

                     At any time before a Registration Statement requested by the Investor pursuant to this Section 2(a) has become effective, the Investor may withdraw its request by written notice to the Company and upon receipt of such notice the Company shall, at its option, either withdraw the Registration Statement (if any) that it previously filed in connection with such request or amend such Registration Statement to remove any Registrable Securities included therein at the Investor's request and in either case shall be relieved of all obligations under this Section 2(a) with respect to such request; provided that if the Investor reimburses the Company for all of the Company's costs and expenses incurred in complying with such request through the time the Company receives notice of the Investor's withdrawal of such request, such request shall not count as a request to register Registrable Securities for purposes of Section 2(a)(iii).

                  Piggyback Registration Rights. (i) If the Company proposes to register any of its Common Stock under the Securities Act (other than a registration on Form S-8 or S-4 or any successor or similar forms), whether or not for sale for its own account, it will at such time, give prompt written notice at least 20 calendar days prior to the anticipated filing date of the registration statement relating to such registration to the Investor, which notice shall set forth such Investor's rights under this Section 2(b) and shall offer the Investor the opportunity to include in such registration statement such number of Registrable Securities as the Investor may request. Upon the written request of the Investor made within 15 calendar days of the notice from the Company (which request shall specify the number of Registrable Securities such Investor seeks to register), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves an underwritten Public Offering, the Investor must sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the Company or other selling security holders, (B) if such registration does not involve an underwritten Public Offering, the Investor must sell its Registrable Securities in accordance with the plan of distribution set forth on Exhibit A and (C) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(b) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

                     If a registration pursuant to this Section 2(b) involves an Underwritten Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (A) if such registration of the Common Stock is initiated by the Company for its own account, (1) first, all securities the Company proposes to sell for its own account and (2) second, the securities requested to be registered by other holders of securities entitled to participate in the registration (including Registrable Securities of the Investor), drawn from them pro-rata based on the number of shares each has requested to be included in such registration; and (B) if such registration of the Common Stock is initiated at the request of a selling stockholder, (1) first, all securities of such selling stockholder that the selling stockholder proposes to sell for its account and (2) second, the securities to be registered by the Company and those requested to be registered by other holders of securities entitled to participate in the registration (including Registrable Securities of the Investor), drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

                     If as a result of the proration provisions of this Section 2(b), the Investor is not entitled to include all such Registrable Securities in such registration, the Investor may elect to withdraw its request to include any Registrable Securities in such registration.

                     If the Investor decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company but before the Registration Statement becomes effective, the Investor shall nevertheless continue to have the right under this
         Section 2(b) to include any Registrable Securities then held by it in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its Common Stock.

                     Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(b) hereof at any time that the Registrable Securities that the Investor seeks to include in a Registration Statement are the subject of an effective registration statement.

                  Blackout Period.
                  ---------------

                     Subject to the provisions of this Section 2(c) and a good faith determination by a majority of the independent members of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration Statement, prior to the filing of a Registration Statement or following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to managing underwriter (if any) and the Investor, may suspend its obligation to file the Registration Statement with the Commission or direct the Investor to suspend sales of the Registrable Securities pursuant to a Registration Statement, as the case may be, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of ninety (90) days in any rolling twelve (12)- month period commencing on the Closing Date or (y) more than sixty (60) days in any rolling ninety (90)-day period), if any of the following events shall occur: (1) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on the Company's primary offering; (2) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, amalgamation, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company or (B) after obtaining the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of the proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company's ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (3) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after obtaining the advice of counsel, that the Company is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Any period in which the Company's obligation to file the Registration Statement or the use of the Registration Statement has been suspended in accordance with this
          Section 2(c) is sometimes referred to herein as a "Blackout Period." Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to file the Registration Statement, to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company's best interests, as applicable, so as to permit the Investor to resume sales of the Registrable Securities as soon as possible.

                     In the case of an event that causes the Company to suspend the use of a Registration Statement (a "Suspension Event"), the Company shall give written notice (a "Suspension Notice") to the managing underwriter (if any) and the Investor to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (but in no event longer than the periods specified in Section 2(c)(i)) and the Company is using its commercially reasonable best efforts and taking all reasonable steps to file the Registration Statement or to terminate suspension of the use of the Registration Statement as promptly as possible. The Investor shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, the Investor will deliver to the Company (at the expense of the Company) all copies (other than permanent file copies) then in the Investor's possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Investor may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Investor and the managing underwriter in the manner described above promptly following the conclusion of any Suspension Event and its effect.

                     Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 2, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Investor of the Suspension Notice to and including the date of receipt by the Investor of the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

          OBLIGATIONS OF THE COMPANY. IN CONNECTION WITH THE REGISTRATION OF THE REGISTRABLE SECURITIES, THE COMPANY SHALL USE COMMERCIALLY REASONABLE EFFORTS
TO:

          (i) Prepare and file with the Commission a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act (as shall be selected by the Company), which Registration Statement (1) shall be available for the sale of the Registrable Securities by the Investor, (2) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (3) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and
(ii) cause such Registration Statement to become effective and remain effective in accordance with Section 2 of this Agreement.

          Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement or Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities
Act), and cause the Prospectus as so supplemented or any such Issuer Free Writing Prospectus, as the case may be, to be filed pursuant to Rule 424 or Rule 433, respectively (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investor thereof (including sales by any broker-dealer);

          Not to prepare, use or file any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to Registrable Securities unless such Issuer Free Writing Prospectus has been approved by the Investor (such approval not be unreasonably withheld);

          During such time as a Registration Statement is effective or such shorter period that will terminate when all the Registrable Securities have been sold (the "Registration Period"), comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement;

                  (ii) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto) or Issuer Free Writing Prospectus, provide draft copies thereof (including a copy of the accountant's consent letter to be included in the filing) to the Investor and reflect in such documents all such comments relating to the Investor and the plan of the distribution of the Registrable Securities as the Investor reasonably may propose; and

          Furnish to the Investor (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, each Issuer Free Writing Prospectus, and each amendment or supplement to any of the foregoing, and (B) such number of copies of the Prospectus, each Issuer Free Writing Prospectus, and all amendments and supplements thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

          (iii) Register or qualify the Registrable Securities covered by a Registration Statement under such securities or "blue sky" laws of all jurisdictions requiring blue sky registration or qualification,

          Prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,

          Take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and

          Take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(f) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(f), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such jurisdiction;

          As promptly as practicable after becoming aware of such event, notify the Investor of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, or any Issuer Free Writing Prospectus, taken as a whole with the Prospectus, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to a Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to the Investor as the Investor may reasonably request;

          Notify the Investor of the issuance by the Commission of any stop order or other suspension of the effectiveness of a Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

          Cause all the Registrable Securities covered by a Registration Statement to be listed on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

          Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the first Registration Statement;

          Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and, to the extent necessary, cause legal counsel selected by the Company to deliver an opinion of such counsel to such transfer agent;

          Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances, including without limitation, by making senior management available to participate in road shows and meeting with potential investors as the Investor shall reasonably request.

          OBLIGATIONS OF THE INVESTOR. IN CONNECTION WITH THE REGISTRATION OF THE REGISTRABLE SECURITIES, THE INVESTOR SHALL HAVE THE FOLLOWING OBLIGATIONS:

          It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor and its counsel, whether in-house or otherwise ("Counsel") of the information relating to the Investor and the Registrable Securities the Company requires from the Investor in order to prepare and file a Registration Statement that complies with the Securities Act (the "Requested Information"). If four business days prior to the anticipated filing date the Company has not received the Requested Information from the Investor or its Counsel, then the Company shall send the Investor and its Counsel a reminder of such information request. If two business days prior to the anticipated filing date the Company still has not received the Requested Information from the Investor or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of the Investor. However, promptly upon receipt of the Requested Information, and at the Investor's expense, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities.

          The Investor agrees to cooperate with the Company in connection with the preparation and filing of such Registration Statement hereunder, unless the Investor has notified the Company in writing of its election in accordance with the terms and conditions of this Agreement to exclude all of its Registrable Securities from such Registration Statement.

          The Investor shall not prepare or use any Free Writing Prospectus (as such term is defined in Rule 405 under the Securities Act) unless any and all issuer information included therein has been approved by the Company (such approval not be unreasonably withheld).

          As promptly as practicable after becoming aware of such event, the Investor shall notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(g) or 3(h), it shall immediately discontinue its disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies (other than permanent file copies) in the Investor's possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          EXPENSES OF REGISTRATION. ALL REGISTRATION EXPENSES SHALL BE PAID BY THE COMPANY. THE INVESTOR SHALL PAY THE UNDERWRITING DISCOUNT ATTRIBUTABLE TO SUCH INVESTOR'S REGISTRABLE SECURITIES, ANY TRANSFER TAXES PAYABLE WITH RESPECT THERETO, AND ALL FEES AND EXPENSES, INCLUDING FEES AND EXPENSES OF SUCH INVESTOR'S COUNSEL, INCURRED BY THE INVESTOR.

          INDEMNIFICATION AND CONTRIBUTION. (D) THE COMPANY AGREES TO INDEMNIFY AND HOLD HARMLESS (I) THE INVESTOR, (II) EACH PERSON, IF ANY, WHO CONTROLS (WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT OR SECTION 20(A) OF THE EXCHANGE ACT), ANY SUCH PERSON DESCRIBED IN CLAUSE (I) (ANY OF THE PERSONS REFERRED TO IN THIS CLAUSE (II) BEING HEREINAFTER REFERRED TO AS A "CONTROLLING PERSON"), AND (III) THE RESPECTIVE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, REPRESENTATIVES AND AGENTS OF ANY SUCH PERSON OR ANY CONTROLLING PERSON (ANY PERSON REFERRED TO IN CLAUSE (I), (II) OR (III) MAY HEREINAFTER BE REFERRED TO AS A "PURCHASER INDEMNITEE"), TO THE FULLEST EXTENT LAWFUL, FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, JUDGMENTS, ACTIONS, OUT-OF-POCKET EXPENSES, AND OTHER LIABILITIES (THE "LIABILITIES"), INCLUDING WITHOUT LIMITATION AND AS INCURRED, REIMBURSEMENT OF ALL REASONABLE COSTS OF INVESTIGATING, PREPARING, PURSUING OR DEFENDING ANY CLAIM OR ACTION, OR ANY INVESTIGATION OR PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY, COMMENCED OR THREATENED, INCLUDING THE REASONABLE FEES AND EXPENSES OF COUNSEL TO ANY PURCHASER INDEMNITEE, JOINT OR SEVERAL, DIRECTLY OR INDIRECTLY RELATED TO, BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT OR PROSPECTUS (AS AMENDED OR SUPPLEMENTED IF THE COMPANY SHALL HAVE FURNISHED TO SUCH PURCHASER INDEMNITEE ANY AMENDMENTS OR SUPPLEMENTS THERETO), OR ANY PRELIMINARY PROSPECTUS OR ISSUER FREE WRITING PROSPECTUS TAKEN AS A WHOLE WITH THE PRELIMINARY PROSPECTUS, OR ANY OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN, IN LIGHT OF

THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, EXCEPT INSOFAR AS SUCH LIABILITIES ARISE OUT OF OR ARE BASED UPON (I) ANY UNTRUE STATEMENT OR OMISSION OR ALLEGED UNTRUE STATEMENT OR OMISSION MADE IN RELIANCE UPON AND IN CONFORMITY WITH INFORMATION RELATING TO ANY PURCHASER INDEMNITEE FURNISHED TO THE COMPANY OR ANY UNDERWRITER IN WRITING BY SUCH PURCHASER INDEMNITEE EXPRESSLY FOR USE THEREIN, OR (II) ANY UNTRUE STATEMENT CONTAINED IN OR OMISSION FROM OR ALLEGED UNTRUE STATEMENT CONTAINED IN OR ALLEGED OMISSION FROM A PRELIMINARY PROSPECTUS IF A COPY OF THE PRELIMINARY PROSPECTUS (AS THEN AMENDED OR SUPPLEMENTED, IF THE COMPANY SHALL HAVE FURNISHED OR MADE AVAILABLE TO OR ON BEHALF OF THE INVESTOR PARTICIPATING IN THE DISTRIBUTION RELATING TO THE RELEVANT REGISTRATION STATEMENT ANY AMENDMENTS OR SUPPLEMENTS THERETO) WAS NOT SENT OR GIVEN BY OR ON BEHALF OF THE INVESTOR TO THE PERSON ASSERTING ANY SUCH LIABILITIES WHO PURCHASED THE SHARES OF COMMON STOCK, IF SUCH PRELIMINARY PROSPECTUS (OR PRELIMINARY PROSPECTUS AS AMENDED OR SUPPLEMENTED) IS FURNISHED OR MADE AVAILABLE TO THE INVESTOR PRIOR TO THE TIME OF SALE OF SUCH SHARES OF COMMON STOCK TO SUCH PERSON AND THE UNTRUE STATEMENT CONTAINED IN OR OMISSION FROM OR ALLEGED UNTRUE STATEMENT CONTAINED IN OR ALLEGED OMISSION FROM SUCH PRELIMINARY PROSPECTUS WAS CORRECTED IN THE PRELIMINARY PROSPECTUS, AS AMENDED OR SUPPLEMENTED. THE COMPANY SHALL NOTIFY THE INVESTOR PROMPTLY OF THE INSTITUTION, THREAT OR ASSERTION OF ANY CLAIM, PROCEEDING (INCLUDING ANY GOVERNMENTAL INVESTIGATION), OR LITIGATION OF WHICH IT SHALL HAVE BECOME AWARE IN CONNECTION WITH THE MATTERS ADDRESSED BY THIS AGREEMENT WHICH INVOLVES THE COMPANY OR A PURCHASER INDEMNITEE. THE INDEMNITY PROVIDED FOR HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF ANY INVESTIGATION MADE BY OR ON BEHALF OF ANY PURCHASER INDEMNITEE.

          Indemnification by the Investor. In connection with any Registration Statement in which a holder of Registrable Securities is participating, the Investor agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary Prospectus or Issuer Free Writing Prospectus. The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such Purchaser Indemnitee from sales of Registrable Securities giving rise to such obligations.

          Notice of Claims, etc. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the "Indemnified Party"), shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party"), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such action, suit, proceeding, claim or demand and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary,
(ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, and any such separate firm for the Indemnifying Party, the directors, the officers and such control Persons of the Indemnified Party as shall be designated in writing by the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

          Contribution. If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to paragraph 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Investor shall have the same rights to contribution as the Investor and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitees' obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

          ASSIGNMENT. THE RIGHTS TO HAVE THE COMPANY REGISTER REGISTRABLE SECURITIES PURSUANT TO THIS AGREEMENT MAY BE ASSIGNED OR TRANSFERRED ONLY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, AND ANY SUCH ASSIGNMENT OR TRANSFER WITHOUT SUCH CONSENT SHALL BE VOID AND OF NO EFFECT. IN THE EVENT OF ANY SUCH PERMITTED ASSIGNMENT OR TRANSFER BY THE INVESTOR TO ANY PERMITTED TRANSFEREE OF ALL OR ANY PORTION OF SUCH REGISTRABLE SECURITIES, SUCH TRANSFER WILL BE ALLOWED ONLY IF: (A) THE INVESTOR AGREES IN WRITING WITH THE TRANSFEREE OR ASSIGNEE TO ASSIGN SUCH RIGHTS, AND A COPY OF SUCH AGREEMENT IS FURNISHED TO THE COMPANY WITHIN A REASONABLE TIME AFTER SUCH ASSIGNMENT, (B) THE COMPANY IS, WITHIN A REASONABLE TIME AFTER SUCH TRANSFER OR ASSIGNMENT, FURNISHED WITH WRITTEN NOTICE OF (I) THE NAME AND ADDRESS OF SUCH TRANSFEREE OR ASSIGNEE AND (II) THE REGISTRABLE SECURITIES WITH RESPECT TO WHICH SUCH REGISTRATION RIGHTS ARE BEING TRANSFERRED OR ASSIGNED, (C) IMMEDIATELY FOLLOWING SUCH TRANSFER OR ASSIGNMENT, THE REGISTRABLE SECURITIES SO TRANSFERRED OR ASSIGNED TO THE TRANSFEREE OR ASSIGNEE CONSTITUTE RESTRICTED SECURITIES, (D) AT OR BEFORE THE TIME THE COMPANY RECEIVED THE WRITTEN NOTICE CONTEMPLATED BY CLAUSE (B) OF THIS SENTENCE THE TRANSFEREE OR ASSIGNEE AGREES IN WRITING WITH THE COMPANY TO BE BOUND BY ALL OF THE PROVISIONS CONTAINED HEREIN, AND (E) THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PERMITTED ASSIGNMENT WOULD BE IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE OR OTHER SECURITIES LAWS.

          AMENDMENT AND WAIVER. ANY PROVISION OF THIS AGREEMENT MAY BE AMENDED AND THE OBSERVANCE THEREOF MAY BE WAIVED (EITHER GENERALLY OR IN A PARTICULAR INSTANCE AND EITHER RETROACTIVELY OR PROSPECTIVELY), ONLY WITH THE WRITTEN CONSENT OF THE COMPANY AND THE INVESTOR. ANY AMENDMENT OR WAIVER EFFECTED IN ACCORDANCE WITH THIS SECTION 8 SHALL BE BINDING UPON THE INVESTOR AND THE COMPANY.

          9. Miscellaneous.
             -------------

          A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, by a nationally recognized overnight courier service or by facsimile as follows, and shall be deemed given when actually received.

                           If to the Company, to:

                             Tower Group, Inc.
                             120 Broadway, 31st Floor
                             New York, New York 10271
                             Attention:  Stephen L. Kibblehouse, Esq.
                             Fax:  (646) 514-8612

                           With a copy (which shall not constitute notice) to:

                             LeBoeuf, Lamb, Greene & MacRae LLP
                             125 West 55th Street
                             New York, New York 10019
                             Attention: Matthew M. Ricciardi, Esq.
                             Fax:  (212) 649-9483

                           If to the Investor, to:

                             CastlePoint Reinsurance Company, Ltd.
                             Victoria House
                             11 Victoria House
                             Hamilton HM 11  Bermuda
                             Attention:  Joel Weiner
                             Fax Number:  (441) 292-4720

                           With a copy (which shall not constitute notice) to:

                             CastlePoint Holdings, Ltd.
                             120 Broadway
                             New York, NY 10271
                             Attention: Roger A. Brown
                             Fax Number: (212) 847-9549


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

          The Company or the Investor may change the foregoing address by notice given pursuant to this Section 9(b).

          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

          The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use good faith efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

          Subject to the requirements of Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile shall be deemed to be original signatures.

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


                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                            TOWER GROUP, INC.
                               a Delaware corporation

                        By: _____________________________
                            Name:
                            Title:


                            CASTLEPOINT REINSURANCE COMPANY, LTD.
                            a Bermuda company

                         By: ___________________________
                            Name:
                            Title:




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



                                    Exhibit A
                                    ---------

                              Plan of Distribution
                              --------------------

          The selling stockholder and any of its donees, transferees, pledgees, assignees and successors-in-interest may sell, from time to time, any or all of their common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholder may use any one or more of the following methods when selling shares:

          o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

          o block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

          o over-the-counter distribution in accordance with the rules of the Nasdaq Stock Market;

          o   privately negotiated transactions;

          o   short sales;

          o broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

          o   a combination of any such methods of sale; and

          o   any other method permitted pursuant to applicable law.

          Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), any person engaged in a distribution of the shares of common stock covered by this prospectus may be limited in its ability to engage in market activities with respect to such shares. The selling stockholder, for example, will be subject to applicable provisions of the Securities Exchange Act and the rules and regulations under it, including, without limitation, Regulation M, which provisions may restrict certain activities of the selling stockholder and limit the timing of purchases and sales of any shares of common stock by the selling stockholder. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. The foregoing may affect the marketability of the shares offered by this prospectus.

          To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of our common stock in the course of hedging the positions they assume with selling stockholders. The selling stockholders may also sell our securities short and redeliver the shares to close out such short positions. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions that require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares the broker-dealer or other financial institution may resell pursuant to this prospectus, as supplemented or amended to reflect such transaction.

          The selling stockholder may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades. The selling stockholder may pledge its shares to its brokers under the margin provisions of customer agreements. If the selling stockholder defaults on a margin loan, the broker may offer and sell, from time to time, the pledged shares.

          The selling stockholder may sell shares directly to market makers acting as principals and/or broker-dealers acting as agents for itself or its customers. Broker-dealers engaged by the selling stockholder may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions, concessions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Market makers and block purchasers that purchase the shares will do so for their own account and at their own risk. It is possible that a selling stockholder will attempt to sell shares in block transactions to market makers or other purchasers at a price per share that may be below the then-current market price. We cannot make assurances that all or any of the shares of common stock will be issued to, or sold by, the selling stockholder.

          In addition, any shares that qualify for sale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), may be sold under Rule 144 rather than pursuant to this prospectus.

          The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

          In certain states, the applicable state securities laws will require a holder of shares desiring to sell its shares to sell its shares only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

          We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

          At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.